SCHEDULE 14A
RULE 14a-101
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)  Title of each class of securities to which transaction applies:
          _ _
(2)  Aggregate number of securities to which transaction applies:
          _ _

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          _ _
(4)  Proposed maximum aggregate value of transaction:
          _ _
(5)  Total fee paid:
          _ _

☐  Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed: _ _

2007
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
AND
PROXY STATEMENT

2007
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
AND
PROXY STATEMENT

April   , 2007

Dear Stockholder:

You are cordially invited to attend Starwood’s Annual Meeting of Stockholders, which is being held on Thursday, May 24, 2007, at 10:00 a.m. (local time), at The Phoenician, 6000 East Camelback Road, Scottsdale, AZ 85251.

At this year’s Annual Meeting, you will be asked to (i) elect ten Directors, (ii) ratify the appointment of Ernst & Young LLP as Starwood’s independent registered public accounting firm for 2007 and (iii) approve an amendment and restatement of Starwood’s charter.

Your vote is important. Whether you plan to attend the meeting or not, please complete, sign and return the enclosed proxy card promptly or authorize a proxy by telephone or over the Internet. Instructions for using these convenient services are set forth on the enclosed proxy card. If you decide to attend the meeting, you will be able to vote in person even if you have previously submitted your proxy.

We appreciate your continued support and interest in Starwood.

Very truly yours,
/s/  Bruce Duncan
Bruce Duncan
Chairman of the Board

NOTICE OF 2007 ANNUAL MEETING OF STOCKHOLDERS
OF
STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
A Maryland Corporation

DATE:	May 24, 2007
TIME:	10:00 a.m., local time
PLACE:	The Phoenician 6000 East Camelback Road Scottsdale, AZ 85251
ITEMS OF BUSINESS:	1. To elect ten Directors to serve until the next Annual Meeting of stockholders and until their successors are duly elected and qualified.

2.  To consider and vote upon the ratification of the appointment of Ernst & Young LLP as Starwood Hotels & Resorts Worldwide, Inc.’s (the “Company”) independent registered public accounting firm for the fiscal year ending December 31, 2007.

3. To consider and vote upon the approval of an amendment and restatement of the Company’s charter.
4. To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.
RECORD DATE:	Holders of record of the Company’s stock at the close of business on March 21, 2007 are entitled to vote at the meeting.
ANNUAL REPORT:	The Company’s 2006 Annual Report on Form 10-K, which is not a part of the proxy soliciting material, is enclosed. The Annual Report may also be obtained from the Company’s website at www.starwoodhotels.com/corporate/investor_relations.html. Stockholders may also obtain, without charge, a copy of the Annual Report by contacting Investor Relations at the Company’s headquarters.
PROXY VOTING:	It is important that your shares be represented and voted at the meeting. You can authorize a proxy to vote your shares by completing and returning the proxy card sent to you. Most stockholders can authorize a proxy over the Internet or by telephone. If Internet or telephone authorization is available to you, instructions are printed on your proxy card. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement. Your promptness will assist us in avoiding additional solicitation costs.

Kenneth S. Siegel
Corporate Secretary

April   , 2007
White Plains, New York

WHO CAN HELP ANSWER YOUR QUESTIONS?

If you have any questions about the Annual Meeting, you should contact:

Starwood Hotels & Resorts Worldwide, Inc.
1111 Westchester Avenue
White Plains, New York 10604
Attention: Investor Relations
Phone Number: 1-914-640-8100

If you would like additional copies of this Proxy Statement or the Annual Report, or if you have questions about the Annual Meeting or need assistance in voting your shares, you should contact:

D.F. King & Co., Inc.
48 Wall Street
New York, New York 10005
Phone Number: 1-800-859-8511 (toll free)

ii

STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
1111 WESTCHESTER AVENUE
WHITE PLAINS, NY 10604

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 24, 2007

THE ANNUAL MEETING AND VOTING — QUESTIONS AND ANSWERS

Why did I receive this Proxy Statement?

Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation (the “Company” or “Starwood”), is sending this Proxy Statement to its stockholders in connection with the solicitation of proxies by the Board of Directors (the “Board”) for use at the Company’s 2007 Annual Meeting of Stockholders (the “Annual Meeting”), and at any postponement or adjournment of the Annual Meeting. The Company is first mailing the Notice of Annual Meeting, this proxy statement and accompanying form of proxy on or about April   , 2007.

When and where will the Annual Meeting be held?

The Annual Meeting will be held on May 24, 2007 at 10:00 a.m. (local time), at The Phoenician, 6000 East Camelback Road, Scottsdale, Arizona 85251. If you plan to attend the Annual Meeting and have a disability or require special assistance, please contact the Company’s Investor Relations department at (914) 640-8100.

What proposals will be voted on at the Annual Meeting?

At the Annual Meeting, the stockholders of the Company will consider and vote upon:

1.	The election of ten Directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2.	The ratification of the appointment of Ernst & Young LLP (“Ernst & Young”) as the Company’s independent registered public accounting firm for 2007.

3.	The approval of an amendment and restatement of the Company’s charter (the “Charter”).

4	Such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board is not aware of any matter that will be presented at the Annual Meeting that is not described above. If any other matter is presented at the Annual Meeting, the persons named as proxies on the enclosed proxy card will, in the absence of stockholder instructions to the contrary, vote the shares for which such persons have voting authority in accordance with their discretion on any such matter.

Who is entitled to vote at the Annual Meeting?

If you were a stockholder of the Company at the close of business on March 21, 2007 (the “Record Date”), you are entitled to notice of, and to vote at, the Annual Meeting. You have one vote for each share of common stock of the Company (“Shares”) you held at the close of business on the Record Date on each matter that is properly submitted to a vote at the Annual Meeting, including Shares:

•	Held directly in your name as the stockholder of record,

•	Held for you in an account with a broker, bank or other nominee, and

•	Credited to your account in the Company’s Savings and Retirement Plan (the “Savings Plan”).

On the Record Date there were 216,430,679 Shares outstanding and entitled to vote at the Annual Meeting and there were 19,102 record holders of Shares. The Shares are the only outstanding class of voting securities of the Company.

Who may attend the Annual Meeting?

Only stockholders of record, or their duly authorized proxies, may attend the Annual Meeting. Since seating is limited, admission will be on a first-come, first-served basis. Registration and seating will begin at 9:00 a.m. To gain admittance, you must present valid picture identification, such as a driver’s license or passport. If you hold Shares in “street name” (through a broker or other nominee), you will also need to bring a copy of a brokerage statement (in a name matching your photo identification) reflecting your stock ownership as of the Record Date. If you are a representative of a corporate or institutional stockholder, you must present valid photo identification along with proof that you are a representative of such stockholder.

Please note that cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting.

How many Shares must be present to hold the Annual Meeting?

The presence in person or by proxy of holders of a majority of the outstanding Shares entitled to vote at the Annual Meeting constitutes a quorum for the transaction of business. Your Shares are counted as present at the meeting if you:

•	are present in person at the Annual Meeting, or

•	have properly executed and submitted a proxy card, or authorized a proxy over the telephone or the Internet, prior to the Annual Meeting.

Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present at the Annual Meeting.

If a quorum is not present when the Annual Meeting is convened, or if for any other reason the presiding officer believes that the Annual Meeting should be adjourned, the Annual Meeting may be adjourned by the presiding officer. If a motion is made to adjourn the Annual Meeting, the persons named as proxies on the enclosed proxy card will have discretion to vote on such adjournment all Shares for which such persons have voting authority.

What are broker non-votes?

If you have Shares that are held by a broker, you may give the broker voting instructions and the broker must vote as you directed. If you do not give the broker any instructions, the broker may vote at its discretion on all routine matters (i.e., election of Directors and the ratification of an independent registered public accounting firm). For non-routine matters (i.e., amendment and restatement of the Charter), however, the broker may NOT vote using its discretion. This is referred to as a broker non-vote.

How are abstentions, withheld votes and broker non-votes counted?

Shares not voted due to withheld votes, abstentions or broker non-votes with respect to the election of a Director or the ratification of the appointment of the independent registered public accounting firm will not have any effect on the outcome of such matters. Shares not voted due to withheld votes, abstentions or broker non-votes with respect to the approval of the amendment and restatement of the Charter will have the effect of a “no” vote since approval of the amendment and restatement requires the affirmative vote of at least two-thirds (2/3) of the outstanding stock.

How many votes are required to approve each proposal?

Directors will be elected by a plurality of the votes cast at the Annual Meeting, either in person or represented by properly authorized proxy. This means that the ten nominees who receive the largest number of “FOR” votes cast will be elected as Directors. Stockholders cannot cumulate votes in the election of Directors.

Ratification of the appointment of Ernst & Young as the Company’s independent registered public accounting firm requires “FOR” votes from a majority of the votes cast at the Annual Meeting, either in person or represented by properly completed or authorized proxy. If a majority of the votes cast at the Annual Meeting vote “AGAINST” ratification of the appointment of Ernst & Young, the Board and the Audit Committee will reconsider its appointment.

The amendment and restatement of the Charter requires “FOR” votes from at least two-thirds (2/3) of the Shares that are outstanding as of the record date for the Annual Meeting, either in person or by properly authorized proxy.

How do I vote?

You may vote in person at the Annual Meeting or you may authorize a proxy to vote on your behalf. There are three ways to authorize a proxy:

By Telephone:	By calling toll-free 1-800-PROXIES and following the instructions on the proxy card.
By Internet:	By following the instructions on the proxy card.
By Mail:	By signing, dating and mailing the enclosed proxy card.

If you authorize a proxy by telephone or the Internet, you should not return your proxy card.

Each Share represented by a properly completed written proxy or properly authorized proxy by telephone or over the Internet will be voted at the Annual Meeting in accordance with the stockholder’s instructions specified in the proxy, unless such proxy has been revoked. If no instructions are specified, such Shares will be voted FOR the election of each of the nominees for Director, FOR ratification of the appointment of Ernst & Young as the Company’s independent registered public accounting firm for 2007, FOR the amendment and restatement of the Charter and in the discretion of the proxy holder on any other business as may properly come before the meeting.

If you participate in the Savings Plan and have contributions invested in Shares, the proxy card will serve as a voting instruction for the trustee of the Savings Plan. You must return your proxy card to the transfer agent on or prior to May 18, 2007. If your proxy card is not received by the transfer agent by that date or if you sign and return your proxy card without instructions marked in the boxes, the trustee will vote your Shares in the same proportion as other Shares held in the Savings Plan for which the trustee received timely instructions.

How can I revoke a previously submitted proxy?

You may revoke (cancel) a proxy at any time prior to exercise of such proxy by (i) giving written notice of revocation to the Corporate Secretary of the Company with a date later than the date of the previously submitted proxy, (ii) properly authorizing a new proxy with a later date by mail, telephone or Internet, or (iii) attending the Annual Meeting and voting in person, although attendance at the Annual Meeting will not, by itself, constitute revocation of a proxy. Any notice of revocation should be sent to: Starwood Hotels & Resorts Worldwide, Inc., 1111 Westchester Avenue, White Plains, New York 10604, Attention: Corporate Secretary.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card from the Company, it means your Shares are not all registered in the same way (for example, some are in your name and others are jointly with a spouse) and are in more than one account. Please sign and return all proxy cards you receive to ensure that all Shares held by you are voted.

How does the Board recommend that I vote?

The Board recommends that you vote FOR each of the Director nominees, FOR ratification of the appointment of Ernst & Young as the Company’s independent registered public accounting firm for 2007 and FOR the amendment and restatement of the Charter.

CORPORATE GOVERNANCE

The Company has adopted Corporate Governance Guidelines, which are posted on its web site at www.starwoodhotels.com/corporate/investor relations.html, to address significant corporate governance issues. The Guidelines provide a framework for the Company’s corporate governance and cover topics including, but not limited to, Board and committee composition, Director share ownership guidelines, and Board evaluations. The Governance and Nominating Committee is responsible for overseeing and reviewing the Guidelines and reporting and recommending to the Board any changes to the Guidelines.

The charters for the Company’s Audit Committee, Capital Committee, Compensation and
Option Committee and Governance and Nominating Committee are posted on its website at www.starwoodhotels.com/corporate/investor relations.html.

The Company has adopted a Finance Code of Ethics applicable to its Chief Executive Officer, Chief Financial Officer, Corporate Controller, Corporate Treasurer, Senior Vice President-Taxes and persons performing similar functions. The Finance Code of Ethics is posted on the Company’s web site at www.starwoodhotels.com/corporate/investor relations.html. The Company intends to post amendments to, and waivers from, the Finance Code of Ethics that require disclosure under applicable Securities and Exchange Commission (the “SEC”) rules on its web site. In addition, the Company has a Code of Conduct applicable to all employees and directors that addresses the legal and ethical issues employees may encounter in carrying out their duties and responsibilities. Subject to applicable law, employees are required to report any conduct they believe to be a violation of the Code of Conduct. The Code of Conduct is posted on the Company’s web site at www.starwoodhotels.com/corporate/investor relations.html.

You may obtain a free copy of any of these posted documents by sending a letter to the Company’s Investor Relations Department, 1111 Westchester Avenue, White Plains, New York 10604. Please note that the information on the Company’s website is not incorporated by reference in this Proxy Statement.

The Company has a Disclosure Committee, comprised of certain senior executives, to design, establish and maintain the Company’s internal controls and other procedures with respect to the preparation of periodic reports filed with the SEC, earnings releases and other written information that the Company will disclose to the investment community (the “Disclosure Documents”). The Disclosure Committee evaluates the effectiveness of the Company’s disclosure controls and procedures on a regular basis and maintains written records of the disclosure controls and procedures followed in connection with the preparation of Disclosure Documents. The Company will continue to monitor developments in the law and stock exchange regulations and will adopt new procedures consistent with new legislation or regulations.

In accordance with New York Stock Exchange (the “NYSE”) rules, the Board makes an annual determination as to the independence of the Directors and nominees for election as a director. No Director will be deemed to be independent unless the Board affirmatively determines that the Director has no material relationship with the Company, directly or as an officer, stockholder or partner of an organization that has a relationship with the Company. A material relationship is one that impairs or inhibits — or has the potential to impair or inhibit — a director’s exercise of critical and disinterested judgment on behalf of the Company and its stockholders. The Board observes all criteria for independence established by the NYSE listing standards and other governing laws and regulations. In its annual review of Director independence, the Board considers any commercial, banking, consulting, legal, accounting, charitable or other business relationships each Director may have with the Company. In addition, the Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent director,” including but not limited to those set forth in pertinent listing standards of the NYSE in effect from time to time. As a result of its annual review, the Board has determined that all of the Directors, with the exception of Mr. Duncan, are independent directors. Mr. Duncan is not independent because he is the Interim Chief Executive Officer of the Company. Prior to assuming the role of Interim Chief Executive Officer, Mr. Duncan was an independent director.

In making this determination, the Board took into account that other than Messrs. Hippeau, Ryder and Chapus and Ambassador Barshefsky, none of the non-employee directors has any relationship with the Company except as a Director and stockholder of the Company. Yahoo! Inc., Amazon.com, Inc. and American Express Company, where

Mr. Hippeau, Mr. Ryder and Ambassador Barshefsky are directors, respectively, are the only companies to transact business with the Company over the past three years in which any of the Company’s independent directors served as a director, executive officer or is a partner, principal or greater than 10% stockholder. In the case of each of Yahoo! Inc. and Amazon.com, Inc., the combined annual payments from the Company to each such entity and from each such entity to the Company has been less than .01% of the Company’s and/or each such other entity’s annual consolidated revenues for each of the past three years. In the case of American Express Company, with which the Company co-brands the American Express Starwood Preferred Guest credit card, the combined annual payments from the Company to American Express Company and from American Express Company to the Company has been less than .01% of American Express Company’s annual consolidated revenues for each of the past three years and payments from American Express were slightly more than 2% of the Company’s annual consolidated revenues for 2006 and less than 2% for 2004 and 2005. Ambassador Barshefsky serves solely as a director of American Express and derives no personal benefit from these payments. These relationships are all permitted under the NYSE independence standards. In addition, in the case of Mr. Chapus, the Board considered a transaction with Club Regina Resorts in Mexico pursuant to which the Company, among other things, purchased real assets and settled certain litigation. Certain funds of TCW/Crescent Mezzanine L.L.C. that are not managed or controlled by Mr. Chapus received some of the proceeds from such transaction in exchange for an option for Starwood to acquire certain bonds issued by Club Regina Resorts held by such funds. The total amount paid by the Company to these funds was $10,000,000. The Company believes that its agreement was negotiated at arms-length and reflects standard market terms. Mr. Chapus has informed the Company that he did not derive any personal benefit from this agreement, although his compensation does depend, in part, on TCW’s results of operations.

Mr. Duncan, who was an independent director prior to his appointment as Interim Chef Executive Officer, has served as non-executive Chairman of the Board since May 2005 until March 31, 2007 when he was appointed Interim Chief Executive Officer following Mr. Heyer’s resignation. As a result, prior to March 31, 2007, the Board did not have a “lead” Director but Mr. Duncan, as Chairman, ran meetings of the Board. Following Mr. Duncan’s appointment as Interim Chief Executive Officer, the Chairman of the Governance and Nominating Committee serves as the lead director at the executive meetings of the Board. Mr. Quazzo, an independent director, served as the Chairman of the Governance and Nominating Committee in 2006 and will continue to serve as Chairman of that committee until the Annual Meeting.

The Company has adopted a policy which requires the Audit Committee to approve the hiring of any current or former employee (within the last 5 years) of the Company’s independent registered public accounting firm into any position (i) as a manager or higher, (ii) in its accounting or tax departments, (iii) where the hire would have direct involvement in providing information for use in its financial reporting systems, or (iv) where the hire would be in a policy setting position. When undertaking its review, the Audit Committee considers applicable laws, regulations and related commentary regarding the definition of “independence” for independent registered public accounting firms.

The Board has a policy under which Directors who are not employees of the Company and its subsidiaries may not stand for re-election after reaching the age of 72. In addition, under this policy, Directors who are employees of the Company must retire from the Board upon their retirement from the Company. Pursuant to the Corporate Governance Guidelines, the Board also has a policy that directors who change their principal occupation (including through retirement) should voluntarily tender their resignation to the Board. Pursuant to this policy, Mr. Ryder tendered his resignation following his retirement from Readers Digest Association Inc. The Board did not accept such resignation.

The Company expects all Directors to attend the Annual Meeting and believes that attendance at the Annual Meeting is just as important as attendance at meetings of the Board of Directors and its committees. In fact, the Company typically schedules Board of Directors’ and committee meetings to coincide with the dates of its Annual Meetings. However, from time to time, other commitments prevent all Directors from attending each meeting. All Directors attended the most recent annual meeting of stockholders, which was held on May 2, 2006.

The Company has adopted a policy which permits stockholders and other interested parties to contact the Board of Directors. If you are a stockholder or interested party and would like to contact the Board of Directors you may send a letter to the Board of Directors, c/o the Corporate Secretary, 1111 Westchester Avenue, White Plains, New York 10604 or online at www.hotethics.com. You should specify in the communication that you are a stockholder or an interested party. If the correspondence contains complaints about Starwood’s accounting, internal or auditing matters or directed to the non-management directors, the Corporate Secretary will forward that correspondence to a member of the Audit Committee. If the correspondence concerns other matters, the Corporate Secretary will forward the correspondence to the Director to whom it is addressed or that is otherwise appropriate under the circumstances, attempt to handle the inquiry directly, for example where it is a request for information or a stock-related matter, or not forward the communication if it is primarily commercial in nature or relates to an improper or irrelevant topic. At each regularly scheduled Board meeting, the Corporate Secretary or his/her designee will present a summary of all such communications received since the last meeting that were not forwarded and shall make those communications available to the Directors upon request. This policy is also posted on the Company’s website at http://starwood.com/corporate /investor relations.html.

The Company indemnifies its Directors and officers to the fullest extent permitted by law so that they will be free from undue concern about personal liability in connection with their service to the Company. This is required under the Company’s Charter, and the Company has also signed agreements with each of those individuals contractually obligating it to provide this indemnification to them.

ELECTION OF DIRECTORS

Under the Charter, each of the Company’s Directors is elected to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualified. If a nominee is unavailable for election, proxy holders may vote for another nominee proposed by the Board or, as an alternative, the Board may reduce the number of Directors to be elected at the meeting. Each nominee has agreed to serve on the Board if elected. Set forth below is information as of April 1, 2007 regarding the nominees for election, which has been confirmed by each of them for inclusion in this Proxy Statement.

Directors Nominated at the Annual Meeting will be Elected to Serve Until the 2008 Annual Meeting of Stockholders

Bruce W. Duncan, 55, has been Interim Chief Executive Officer since April 2007 and a private investor since January 2006. From May 2005 to December 2005, Mr. Duncan was Chief Executive Officer and Trustee of Equity Residential (“EQR”), the largest publicly traded apartment company in the United States. From January 2003 to May 2005, he was President, Chief Executive Officer and Trustee, and from April 2002 to December 2002, President and Trustee, of EQR. From April 2000 until March 2002, he was a private investor. From December 1995 until March 2000, Mr. Duncan served as Chairman, President and Chief Executive Officer of The Cadillac Fairview Corporation Limited, a real estate operating company. Mr. Duncan was appointed Chairman of the Boards of the Company and the Trust in May 2005 and has served as a Director of the Company since April 1999, and was a Trustee of the Trust, since August 1995.

Adam Aron, 51, has been Chairman and Chief Executive Officer of World Leisure Partners, Inc. since 2006. From 1996 through 2006, Mr. Aron served as Chairman and Chief Executive Officer of Vail Resorts, Inc. (an owner and operator of ski resorts). Mr. Aron is a director of FTD Group, Inc., Rewards Network, Inc. and Marathon Acquisition Corp. Mr. Aron was elected a Director of the Company in August 2006 by the Board.

Charlene Barshefsky, 56, has been Senior International Partner at the law firm of Wilmer Cutler Pickering Hale and Dorr LLP, Washington, D.C. since September 2001. From March 1997 to January 2001, Ambassador Barshefsky was the United States Trade Representative, the chief trade negotiator and principal trade policy maker for the United States and a member of the President’s Cabinet. Ambassador Barshefsky is a director of The Estee Lauder Companies, Inc., American Express Company and Intel Corporation. Ambassador Barshefsky also serves on the Board of Directors of the Council on Foreign Relations. She has been a Director of the Company, and was a Trustee of the Trust, since October 2001.

Jean-Marc Chapus, 47, has been Group Managing Director and Portfolio Manager of Trust Company of the West, an investment management firm, and President of TCW/Crescent Mezzanine L.L.C., a private investment fund, since March 1995. Mr. Chapus has been a Director of the Company since April 1999, and was a Trustee of the Trust since November 1997. Mr. Chapus was also a Director of the Company from August 1995 to November 1997.

Lizanne Galbreath, 49, has been Managing Partner of Galbreath & Company, a real estate investment firm, since 1999. From April 1997 to 1999, Ms. Galbreath was Managing Director of LaSalle Partners/Jones Lang LaSalle where she also served as a Director. From 1984 to 1997, Ms. Galbreath served as a Managing Director then Chairman and CEO of The Galbreath Company, the predecessor entity of Galbreath & Company. Ms. Galbreath has been a director of the Company, and was a Trustee of the Trust, since May 2005.

Eric Hippeau, 55, has been Managing Partner of Softbank Capital Partners, a technology venture capital firm, since March 2000. Mr. Hippeau served as Chairman and Chief Executive Officer of Ziff-Davis Inc., an integrated media and marketing company, from 1993 to March 2000 and held various other positions with Ziff-Davis from 1989 to 1993. Mr. Hippeau is a director of Yahoo! Inc. Mr. Hippeau has been a Director of the Company, and was a Trustee of the Trust, since April 1999.

Stephen R. Quazzo, 47, is the Chief Executive Officer and has been the Managing Director and co-founder of Transwestern Investment Company, L.L.C., a real estate principal investment firm, since March 1996. From April 1991 to March 1996, Mr. Quazzo was President of Equity Institutional Investors, Inc., a subsidiary of Equity Group Investments, Inc., a Chicago-based holding company controlled by Samuel Zell. Mr. Quazzo has been a Director of the Company since April 1999, and was a Trustee of the Trust, since August 1995.

Thomas O. Ryder, 62, retired as Chairman of the Board of The Reader’s Digest Association, Inc. in January 2007. Prior to his retirement, Mr. Ryder was Chairman of the Board of Reader’s Digest Association, Inc. since January 1, 2006 and Chairman of the Board and Chief Executive Officer from April 1998 through December 31, 2005. Mr. Ryder was President, American Express Travel Related Services International, a division of American Express Company, which provides travel, financial and network services, from October 1995 to April 1998. In addition, he is a director of Amazon.com, Inc. Mr. Ryder has been a Director of the Company, and was a Trustee of the Trust since April 2001.

Daniel W. Yih, 48, has been a Principal and Chief Operating Officer with GTCR Golder Rauner, LLC, a private equity firm, since September 2000. From June 1995 until March 2000, Mr. Yih was a general partner of Chilmark Partners, L.P., a private equity firm. Mr. Yih has been a Director of the Company since August 1995, and was a Trustee of the Trust, since April 1999.

Kneeland C. Youngblood, 51, has been a managing partner of Pharos Capital Group, L.L.C., a private equity fund focused on technology companies, business service companies and health care companies, since January 1998. From July 1985 to December 1997, he was in private medical practice. He is Chairman of the Board of the American Beacon Funds, a mutual fund company managed by AMR Investments, an investment affiliate of American Airlines. Mr. Youngblood has been a Director of the Company, and was a Trustee of the Trust, since April 2001.

The Board unanimously recommends a vote FOR election of these nominees.

Board Meetings and Committees

The Board of Directors held 8 meetings during 2006. In addition to meetings of the full Board, Directors attended meetings of individual Board committees. Each Director attended at least 75% of the total number of meetings of the full Board and committees on which he or she serves.

The Board has established Audit, Compensation and Option, Corporate Governance and Nominating, and Capital Committees, the principal functions of which are described below.

Audit Committee.  The Audit Committee, which has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is currently comprised of Messrs. Ryder (chairman), Yih and Youngblood and Ms. Galbreath, all of whom are “independent” Directors, as determined by the Board in accordance with the NYSE listing requirements and as defined by federal securities laws. The Board has determined that Messrs. Yih and Ryder are “audit committee financial experts” under federal securities laws and has adopted a written charter for the Audit Committee. The Audit Committee provides oversight regarding accounting, auditing and financial reporting practices of the Company. The Audit Committee selects and engages the independent registered public accounting firm to serve as auditors with whom it discusses the scope and results of their audit. The Audit Committee also discusses with the independent registered public accounting firm and with management, financial accounting and reporting principles, policies and practices and the adequacy of the Company’s accounting, financial, operating and disclosure controls. The Audit Committee met 12 times during 2006.

Compensation and Option Committee.  Under the terms of its charter, which may be viewed on the Company website at www.starwoodhotels.com/corporate/investor relations.html, the Compensation Committee is required to consist of three or more members of the board of directors who meet the independence requirements of the NYSE, are “non-employee directors” pursuant to SEC Rule 16b-3, and are “outside directors” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended. The Compensation and Option Committee is currently comprised of Messrs. Chapus (chairman), Hippeau and Aron, all of whom are “independent” Directors, as determined by the Board in accordance with the NYSE listing requirements. The Compensation and Option Committee makes recommendations to the Board with respect to the salaries and other compensation to be paid to the Company’s executive officers and other members of senior management and administers the Company’s employee benefits plans, including the Company’s Long-Term Incentive Compensation Plans. The Compensation and Option Committee met 7 times during 2006.

Capital Committee.  The Capital Committee is currently comprised of Ms. Galbreath (chairperson), and Messrs. Duncan, Quazzo and Aron. The Capital Committee was established in November 2005 to exercise some of the power of the Board relating to, among other things, capital plans and needs, mergers and acquisitions, divestitures and other significant corporate opportunities between meetings of the Board. The Capital Committee met 9 times during 2006.

Governance and Nominating Committee.  The Governance and Nominating Committee is currently comprised of Messrs. Quazzo (chairman) and Hippeau and Ambassador Charlene Barshefsky, all of whom are “independent” Directors, as defined by the NYSE listing requirements. Mr. Duncan also served on the committee until March 31, 2007 when he was appointed Interim Chief Executive Officer. The Governance and Nominating Committee was established in May 2004, combining the functions of the Corporate Governance Committee and the Nominating Committee, to oversee compliance with the Company’s corporate governance standards and to assist the Board in fulfilling its oversight responsibilities. The Governance and Nominating Committee establishes, or assists in the establishment of, the Company’s governance policies (including policies that govern potential conflicts of interest) and monitors and advises the Company as to compliance with those policies. The Governance and Nominating Committee reviews, analyzes, advises and makes recommendations to the Board with respect to situations, opportunities, relationships and transactions that are governed by such policies, such as opportunities in which a Director or officer has a personal interest. In addition, the Governance and Nominating Committee is responsible for making recommendations for candidates for the Board of Directors, taking into account nominations made by officers, directors, employees and stockholders, recommending Directors for service on Board committees, developing and reviewing background information for candidates, making recommendations to the Board for changes to the Corporate Governance Guidelines as they pertain to the nomination or qualifications of directors or the size of the Board, if applicable. The Governance and Nominating Committee met 6 times during 2006.

This year, Mr. Aron is standing for election by the stockholders for the first time. Mr. Aron was elected a Director by the Board in 2006 and was recommended to the Board by the Chief Executive Officer, who believed that Mr. Aron would be a valuable addition to the Board based on his hospitality industry knowledge and experience. The Governance and Nominating Committee conducted its own evaluation and interviewed Mr. Aron before making its recommendation to nominate him.

There are no firm prerequisites to qualify as a candidate for the Board, although the Board seeks a diverse group of candidates who possess the background, skills and expertise relevant to the business of the Company or candidates that possess a particular geographical or international perspective. The Board looks for candidates with qualities that include strength of character, an inquiring and independent mind, practical wisdom and mature judgment. The Board seeks to insure that at least 2/3 of the directors are independent under the Company’s Governance Guidelines (or at least a majority are independent under the rules of the NYSE), and that members of the Company’s Audit Committee meet the financial literacy requirements under the rules of the NYSE and at least one of them qualifies as an “audit committee financial expert” under applicable federal securities laws. Annually the Governance and Nominating Committee reviews the qualifications and backgrounds of the Directors, the overall composition of the Board, and recommends to the full Board the slate of Directors to be recommended for nomination for election at the annual meeting of stockholders.

The Board does not believe that its members should be prohibited from serving on boards and/or committees of other organizations, and the Board has not adopted any guidelines limiting such activities. However, the Governance and Nominating Committee and the full Board will take into account the nature of and time involved in a Director’s service on other boards in evaluating the suitability of individual Directors and making its recommendations to Company stockholders. Service on boards and/or committees of other organizations should be consistent with the Company’s conflict of interest policies.

The Governance and Nominating Committee may from time-to-time utilize the services of a search firm to help identify candidates for Director who meet the qualifications outlined above.

The Governance and Nominating Committee will consider candidates nominated by stockholders. Under the Company’s Bylaws, stockholder nominations must be made in writing, delivered or mailed by first class United States mail, postage prepaid, to the Corporate Secretary, 1111 Westchester Avenue, White Plains, New York 10604, and be received by the Corporate Secretary no later than the close of business on the 75th day nor earlier than the close of business on the 100th day prior to the first anniversary of the preceding year’s annual meeting. In accordance with the Company’s Bylaws, such notice shall set forth as to each proposed nominee who is not an incumbent director (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice, and a statement as to the qualification of each nominee, (ii) the principal occupation or employment of each such nominee, (iii) the number of Shares which are beneficially owned by each such nominee and by the nominating stockholder, and (iv) any other information concerning the nominee that must be disclosed of nominees in proxy solicitations regulated by Regulation 14A of the Exchange Act, including, without limitation, such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected. Although it has no formal policy regarding stockholder nominees, the Governance and Nominating Committee believes that stockholder nominees should be reviewed in substantially the same manner as other nominees.

The Company provides a comprehensive orientation for all new Directors. It includes a corporate overview, one-on-one meetings with senior management and an orientation meeting. In addition, all Directors are given written materials providing information on the Company’s business.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that the Company’s Directors and executive officers, and persons who own more than ten percent of the outstanding Shares, file with the SEC (and provide a copy to the Company) certain reports relating to their ownership of Shares.

To the Company’s knowledge, based solely on a review of the copies of these reports furnished to the Company for the fiscal year ended December 31, 2006, and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its Directors, Trustees, executive officers and greater than 10 percent beneficial owners were complied with for the most recent fiscal year, except that (i) Mr. Heyer failed to timely file one Form 4 with respect to two transactions, (ii) Mr. Gellein failed to timely file two Form 4s, one with respect to two transactions and one with respect to one transaction and (iii) each of the other directors (other than Mr. Aron) failed to timely file one Form 4 with respect to one transaction. These reports were filed late by the Company on behalf of the individuals.

RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Board has appointed and is requesting ratification by stockholders of the appointment of Ernst & Young as the Company’s independent registered public accounting firm. While not required by law, the Board is asking the stockholders to ratify the selection of Ernst & Young as a matter of good corporate practice. Representatives of Ernst & Young are expected to be present at the Annual Meeting, will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions. If the appointment of Ernst & Young is not ratified, the Board and the Audit Committee will reconsider the selection of the independent registered public accounting firm.

The Board unanimously recommends a vote FOR ratification of the appointment of Ernst & Young as the Company’s independent registered public accounting firm for 2007.

APPROVAL OF AN AMENDMENT AND
RESTATEMENT OF THE COMPANY’S CHARTER

This proposal requests the Company’s stockholders to approve an amendment and restatement of the Charter, as described below. The summary below does not purport to be complete and you are encouraged to read the full text of the charter, as proposed to be amended. A copy of the charter, marked to show changes against the current charter, is attached to this proxy statement as Appendix A.

Reasons for, and General Effect of, the Proposed Amendment and Restatement of the Charter

On April 10, 2006, the Company consummated a transaction with Host Hotels & Resorts (“Host”) pursuant to which, among other things, Starwood Hotels & Resorts, a real estate investment trust and then subsidiary of the

Company (the “Trust”), was merged into a subsidiary of Host (the “Host Merger”). Following the consummation of the Host Merger, the Trust is no longer a subsidiary of the Company.

As a result of the Host Merger, certain provisions of the Company’s charter are no longer necessary. These provisions include:

•	Direct References. Several sections of the current Charter make references to matters that are directly related to the Trust and its status as a subsidiary of the Company. These include: (i) references to “excess shares” of common stock in paragraph (a) Article Fifth, (ii) references to dividends paid by the Trust in paragraph (b)(2)(A) and (B) of Article Fifth, (iii) a reference to the fair market value of Trust securities attached to the Company’s common stock in paragraph (b)(6)(A) of Article Fifth and (iv) a reference to the pairing of the securities of the Trust and the Company in paragraph (c) of Article Fifteenth. If this proposal is approved, all such references will be removed from the Charter.

•	Transfer Restrictions. The Charter contemplates that the Class B Shares of the Trust are to be paired with the Shares. In order for the Trust to maintain its qualification as a real estate investment trust, certain restrictions on the transferability and ownership of Class B Shares were required to be included in its Declaration of Trust. Due to the pairing of the Class B Shares with the Common Shares, the same restrictions (the “Transfer Restrictions”) were included in Article Ninth of the Company’s Charter. In conjunction with the Host Merger, however, the Class B Shares and the Common Shares were de-paired. It is no longer necessary, therefore, for the Transfer Restrictions to be included in the Company’s Charter. If this proposal is approved, the Transfer Restrictions will be removed from the Charter.

In addition, paragraphs (h)(1) and (h)(3) of Article Fifteenth (definitions relating to gaming provisions in the Charter) have been updated to remove specific references to Nevada and New Jersey gaming authorities and New Jersey statutes with general provisions relating to compliance with applicable gaming laws. If this proposal is approved, such specific references will be removed from the Charter and the Company will be governed by the general references.

The proposed amendment and restatement of the Charter has already been approved, declared advisable and recommended by the Board.

Procedures for Amending and Restating the Company’s Charter

If this proposal is approved by stockholders, the Company will file the Articles of Amendment and Restatement with the Department of Assessments and Taxation of Maryland as soon as practicable after the Annual Meeting. The Articles of Amendment and Restatement will be effective upon such filing and acceptance for record by the Department of Assessments and Taxation of Maryland.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S CHARTER.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following tables show the number of Shares “beneficially owned” by (i) all persons known to the Company to be the beneficial owners of more than 5% of the outstanding Shares at December 31, 2006 and (ii) each of the Directors, nominees for Director and Named Executive Officers of the Company, and (iii) Directors, nominees for Director, Named Executive Officers and executive officers (who are not Named Executive Officers) as a group, at January 31, 2007. “Beneficial ownership” includes Shares a stockholder has the power to vote or the power to transfer, and also includes stock options and other derivative securities that were exercisable at that date, or as of that date will become exercisable within 60 days thereafter. In the case of holdings of Directors and executive officers, percentages are based upon the number of Shares outstanding at January 31, 2007, plus, where applicable, the number of Shares that the indicated person had a right to acquire within 60 days of such date. The information in the tables is based upon information provided by each Director and executive officer and, in the case of the beneficial owners of more than 5% of the outstanding Shares, the information is based upon Schedules 13G filed with the SEC.

Certain Beneficial Owners

	Amount and Nature of
Name and Address of Beneficial Owner	Beneficial Ownership	Percent of Class

FMR Corp.	19,671,876	9.28%	(1)
82 Devonshire St. Boston, MA 02109
Wellington Capital Management, LLP	15,752,286	7.43%	(2)
75 State Street Boston, MA 02109
Morgan Stanley	12,273,640	5.80%	(3)
1585 Broadway New York, New York 10036

(1)	Based on information contained in a Schedule 13G, dated February 14, 2007 (the “FMR 13G”), filed with respect to the Company, 18,102,427 Shares are held by Fidelity Management & Research Company (“Fidelity”), a wholly-owned subsidiary of FMR Corp. (“FMR”); 52,800 Shares are held by Pyramis Global Advisors, LLC, an indirect wholly-owned subsidiary of FMR; 1,087,768 Shares are held by Pyramis Global Advisors Trust Company, an indirect wholly-owned subsidiary of FMR; 427,500 Shares are held by Fidelity International Limited, a foreign based entity that provides investment advisory and management services to non-U.S. investment companies (“FIL”) and 1,381 Shares are held by Strategic Advisers, Inc., a registered investment adviser and wholly owned subsidiary of FMR. The interest of one person, Real Estate Invest Portfolio, an investment company registered under the Investment Company Act of 1940, in the Shares amounted to 12,127,960 Shares or 5.721 of the total outstanding Shares at December 31, 2006. According to the FMR Schedule 13G, FMR and Edward C. Johnson 3rd, Chairman of FMR, each have sole dispositive power with respect to 18,102,427 Shares and neither FMR nor Mr. Johnson have the sole power to vote or direct the voting of Shares. FIL has sole power to vote and direct the voting of 398,700 Shares and the sole dispositive power with respect to 427,500 Shares. Through ownership of voting common stock and the execution of a certain stockholder’s voting agreements, members of the Edward C. Johnson 3rd family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR.

(2)	Based on information contained in a Schedule 13G/A, dated February 14, 2007 (the “Wellington Capital 13G”), filed with respect to the Company. Wellington Capital Management, LLP filed the Wellington Capital 13G in its capacity as investment adviser, and indirect beneficial owner of securities held of record by its clients. Wellington Capital, in its capacity as investment advisor, may be deemed to beneficially own an aggregate amount of 15,752,286 Shares. Wellington Capital is an investment adviser and has shared voting power over 12,298,896 and shared dispositive power over 15,752,286 Shares. Clients of Wellington Capital have the right to receive or the power to direct the receipt of dividends from, or the proceeds from, the sale of such securities. No such account holds more than 5% of the class.

(3)	Based on information contained in a Schedule 13G, dated February 15, 2007 (the “Morgan Stanley 13G”), filed with respect to the Company, Morgan Stanley filed the Morgan Stanley 13G solely in its capacity as the parent company of, and indirect beneficial owner of securities held by, certain of its operating units. Morgan Stanley beneficially owns an aggregate amount of 12,273,640 Shares. Morgan Stanley has sole voting power with respect to 9,278,795 Shares, shared voting over 3,062 Shares and sole dispositive power over 12,273,640 Shares.

Directors and Executive Officers of the Company

	Amount and Nature of
Name of Beneficial Owner	Beneficial Ownership		Percent of Class(1)

Adam Aron	13,766	(3)		(4)
Charlene Barshefsky	36,189	(2)(3)		(4)
Javier Benito	29,107	(3)		(4)
Jean-Marc Chapus	69,825	(3)		(4)
Bruce W. Duncan	146,887	(2)(3)(5)		(4)
Lizanne Galbreath	12,639	(2)(3)		(4)
Raymond L. Gellein, Jr.	205,567	(3)		(4)
Steven J. Heyer	203,797	(3)		(4)
Eric Hippeau	59,794	(2)(3)		(4)
Vasant Prabhu	169,419	(3)		(4)
Stephen R. Quazzo	78,435	(3)(6)		(4)
Thomas O. Ryder	42,591	(2)(3)		(4)
Kenneth S. Siegel	155,283	(3)		(4)
Daniel W. Yih	34,443	(2)(3)		(4)
Kneeland C. Youngblood	37,786	(3)		(4)
All Directors, Nominees for Directors and executive officers as a group (14 persons)	1,062,624	(7)		(4)

(1)	Based on the number of Shares outstanding on January 31, 2007 and Shares issuable upon exercise of options exercisable within 60 days from January 31, 2007.

(2)	Amount includes the following number of “phantom” stock units received as a result of the following Directors’ election to defer Directors’ Annual Fees: 17,335 for Mr. Yih; 14,643 for Mr. Hippeau; 13,576 for Mr. Duncan; 9,597 for Mr. Ryder; 2,000 for Ambassador Barshefsky and 1,641 for Ms. Galbreath.

(3)	Includes Shares subject to presently exercisable options and options and restricted Shares that will become exercisable or vest within 60 days of January 31, 2007, as follows: 203,797 for Mr. Heyer; 171,948 for Mr. Gellein; 167,271 for Mr. Prabhu; 111,685 for Mr. Siegel; 54,990 for Mr. Quazzo; 52,490 for Mr. Chapus; 45,151 for Mr. Hippeau; 43,992 for Mr. Duncan; 32,994 for Messrs. Ryder and Youngblood; 27,495 for Ambassador Barshefsky; 29,107 for Mr. Benito; 10,998 for Mr. Yih; 10,998 for Ms. Galbreath and 3,375 for Mr. Aron.

(4)	Less than 1%.

(5)	Includes 89,239 Shares held by The Bruce W. Duncan Revocable Trust of which Mr. Duncan is a Trustee and beneficiary.

(6)	Includes 23,445 Shares held by a trust of which Mr. Quazzo is settlor and over which he shares investment control.

(7)	Includes amounts held by the Named Executive Officers listed on the Summary Compensation Table who were Named Executive Officers on April 1, 2007, and includes one additional current executive officer, as defined in the Exchange Act, of the Company who is not a Named Executive Officer, as defined in the Exchange Act.

The following table provides information as of December 31, 2006 regarding Shares that may be issued under equity compensation plans maintained by the Company.

Equity Compensation Plan Information-December 31, 2006

Number of Securities
	Number of Securities		Remaining Available for
	to be Issued upon	Weighted-Average	Future Issuance Under
	Exercise of	Exercise Price of	Equity Compensation Plans
	Outstanding Options,	Outstanding Options,	(Excluding Securities
	Warrants and Rights	Warrants and Rights	Reflected in Column (a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders	23,947,218	$28.45	70,012,691	(1)
Equity compensation plans not approved by security holders	—	—

Total	23,947,218	$28.45	70,012,691

(1)	Does not include deferred share units (that vest over three years and may be settled in Shares) that have been issued pursuant to the Executive Annual Incentive Plan (“Executive AIP”). The Executive AIP does not limit the number of deferred share units that may be issued. This plan has been amended to provide for a termination date of May 26, 2009 to comply with new NYSE requirements. In addition, 10,859,216 Shares remain available for issuance under the Company’s Employee Stock Purchase Plan, a stock purchase plan meeting the requirements of Section 423 of the Internal Revenue Code.

EXECUTIVE COMPENSATION

[to be included in definitive proxy statement]

AUDIT COMMITTEE REPORT

The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or “incorporated by reference” in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

The Audit Committee, which is comprised entirely of “independent” Directors, as determined by the Board in accordance with the NYSE listing requirements and applicable federal securities laws, serves as an independent and objective party to assist the Board in fulfilling its oversight responsibilities including, but not limited to, (i) monitoring the quality and integrity of the Company’s financial statements, (ii) monitoring compliance with legal and regulatory requirements, (iii) assessing the qualifications and independence of the independent registered public accounting firm and (iv) establishing and monitoring the Company’s systems of internal controls regarding finance, accounting and legal compliance. The Audit Committee operates under a written charter which meets the requirements of applicable federal securities laws and the NYSE requirements.

In the first quarter of 2007, the Audit Committee reviewed and discussed the audited financial statements for the year ended December 31, 2006 with management, the Company’s internal auditors and the independent registered public accounting firm, Ernst & Young. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended, and reviewed the results of the independent registered public accounting firm’s examination of the financial statements.

The Audit Committee also received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by Independence Standard No. 1, “Independence Discussion with Audit Committees,” as amended, and discussed with the registered public accounting firm their independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006.

Audit Committee of the Board of Directors

Thomas O. Ryder (chairman)
Daniel W. Yih
Kneeland C. Youngblood
Lizanne Galbreath

Audit Fees

The aggregate amounts paid by the Company for the fiscal years ended December 31, 2006 and 2005 to the Company’s principal accounting firm, Ernst & Young, are as follows (in millions):

	2006	2005

Audit Fees(1)	$	$4.3
Audit-Related Fees(2)	$	$3.3
Tax Fees(3)	$	$0.2
All other fees(4)		—

Total	$	$7.8

(1)	Audit fees include the fees paid for the annual audit, the review of quarterly financial statements and assistance with regulatory and statutory filings, the audit of the Company’s internal controls over financial reporting with the objective of obtaining reasonable assurance about whether effective internal controls over financial reporting were maintained in all material respects and for the attestation of management’s report on the effectiveness of internal controls over financial reporting.

(2)	Audit-related fees include approximately $2.2 million associated with the sale of 33 hotels to Host Hotels & Resorts ($1.2 million of which was reimbursed to the Company) and fees for the audits of employee benefit plans and audits required by debt or other contractual agreements.

(3)	Tax fees include fees for the preparation and review of certain foreign tax returns.

(4)	Fees were paid to Ernst & Young in connection with services provided to the Company involving certain litigation involving the Company.

Pre-Approval of Services

The Audit Committee pre-approves all services, including both audit and non-audit services, provided by the Company’s independent registered public accounting firm. For audit services (including statutory audit engagements as required under local country laws), the independent registered public accounting firm provides the Audit Committee with an engagement letter outlining the scope of the audit services proposed to be performed during the year. The engagement letter must be formally accepted by the Audit Committee before any audit commences. The independent registered public accounting firm also submits an audit services fee proposal, which also must be approved by the Audit Committee before the audit commences. The Audit Committee may delegate authority to one of its members to pre-approve all audit/non-audit services by the independent registered public accounting firm, as long as these approvals are presented to the full Audit Committee at its next regularly scheduled meeting.

Management submits to the Audit Committee all non-audit services that it recommends the independent registered public accounting firm be engaged to provide and an estimate of the fees to be paid for each. Management and the independent registered public accounting firm must each confirm to the Audit Committee that the performance of the non-audit services on the list would not compromise the independence of the registered public accounting firm and would be permissible under all applicable legal requirements. The Audit Committee must approve both the list of non-audit services and the budget for each such service before commencement of the work. Management and the independent registered public accounting firm report to the Audit Committee at each of its regular meetings as to the non-audit services actually provided by the independent registered public accounting firm and the approximate fees incurred by the Company for those services.

All audit and permissible non-audit services provided by Ernst & Young to the Company for the fiscal years ended December 31, 2006 and 2005 were pre-approved by the Audit Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policies of the Board of Directors of the Company

The policy of the Board of Directors of the Company provides that any contract or transaction between the Company and any other entity in which one or more of its Directors or executive officers are directors or officers, or have a financial interest, must be approved or ratified by the Governance and Nominating Committee (which is currently comprised of Stephen R. Quazzo, Ambassador Barshefsky and Eric Hippeau) or by a majority of the disinterested Directors, in either case after the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to them.

Employee Loans

The Company on occasion made loans to employees, including executive officers, prior to August 23, 2002, principally in connection with home purchases upon relocation. As of December 31, 2006, approximately $1 million in loans to five employees were outstanding. All of these loans were non-interest bearing, and the majority were home loans. Home loans are generally due five years from the date of issuance or upon termination of employment and are secured by a second mortgage on the employee’s home. Theodore W. Darnall, a former executive officer, received a home loan in connection with relocation in 1996 and 1998 (original balance of $750,000 ($150,000 bridge loan in 1996 and $600,000 home loan in 1998)). Mr. Darnall repaid $600,000 in 2003. As a result of the acquisition of ITT Corporation in 1998, restricted stock awarded to Mr. Darnall in 1996 vested at a price for tax purposes of $53 per Share. This amount was taxable to Mr. Darnall at ordinary income rates. By late 1998, the value of the stock had fallen below the amount of income tax owed. In order to avoid a situation in which the executive could be required to sell all of the Shares acquired by him to cover income taxes, in April 1999 the Company made an interest-bearing loan at 5.67% to Mr. Darnall of approximately $416,000 to cover the taxes payable. Mr. Darnall’s loan was repaid in 2004. The balance of the bridge loan was repaid in 2006 when Mr. Darnall left the Company.

Other

Brett Gellein is Director, Acquisitions and Pre-Development for Starwood Vacation Ownership. Mr. Gellein’s salary and bonus were $86,769 for 2005 and $99,201 for 2006. On February 28, 2007, Mr. Gellein also received a restricted stock award of 691 shares of Common Stock. On February 10, 2005, Mr. Gellein received an option to purchase 611 Shares with an exercise price of $48.39 (as adjusted for the transaction with Host Hotels & Resorts, Inc.). Brett Gellein is the son of Raymond L. Gellein, Jr., who is the Chairman of the Board and Chief Executive Officer of Starwood Vacation Ownership and President of the Real Estate Group.

OTHER MATTERS

The Board is not aware of any matters not referred to in this proxy statement that will be presented for action at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the Shares represented thereby in accordance with their discretion.

SOLICITATION COSTS

The Company will pay the cost of soliciting proxies for the Annual Meeting, including the cost of mailing. The solicitation is being made by mail and may also be made by telephone or in person using the services of a number of regular employees of the Company at nominal cost. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for expenses incurred in sending proxy materials to beneficial owners of Shares. The Company has engaged D.F. King & Co., Inc. to solicit proxies and to assist with the distribution of proxy materials for a fee of $13,000 plus reasonable out-of-pocket expenses.

HOUSEHOLDING

The SEC allows us to deliver a single proxy statement and annual report to an address shared by two or more of our stockholders. This delivery method, referred to as “householding,” can result in significant cost savings for us. In order to take advantage of this opportunity, the Company and banks and brokerage firms that hold your shares have delivered only one proxy statement and annual report to multiple stockholders who share an address unless one or more of the stockholders has provided contrary instructions. The Company will deliver promptly, upon written or oral request, a separate copy of the proxy statement and annual report to a stockholder at a shared address to which a single copy of the documents was delivered. A stockholder who wishes to receive a separate copy of the proxy statement and annual report, now or in the future, may obtain one, without charge, by addressing a request to Investor Relations, Starwood Hotels & Resorts Worldwide, Inc., White Plains, NY 10604 or by calling (914) 640-8100. You may also obtain a copy of the proxy statement and annual report from the investor relations page on the Company’s website (www.starwoodhotels.com/corporate/investor relations.html). Stockholders of record sharing an address who are receiving multiple copies of proxy materials and annual reports and wish to receive a single copy of such materials in the future should submit their request by contacting us in the same manner. If you are the beneficial owner, but not the record holder, of the Company’s shares and wish to receive only one copy of the proxy statement and annual report in the future, you will need to contact your broker, bank or other nominee to request that only a single copy of each document be mailed to all shareholders at the shared address in the future.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

If you want to make a proposal or nominate a director for consideration at next year’s Annual Meeting and have it included in the Company’s proxy materials, the Company must receive your proposal by December [  ], 2007, and the proposal must comply with the rules of the SEC.

If you want to make a proposal or nominate a director for consideration at next year’s Annual Meeting without having the proposal included in the Company’s proxy materials, you must comply with the current advance notice provisions and other requirements set forth in the Company’s Bylaws, including that the Company must receive your proposal on or after January [  ], 2008 and on or prior to February [  ], 2008, with certain exceptions if the date of the Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary date of the 2007 Annual Meeting.

If the Company does not receive your proposal or nomination by the appropriate deadline, then it may not be brought before the 2008 Annual Meeting.

The fact that the Company may not insist upon compliance with these requirements should not be construed as a waiver by the Company of its right to do so at any time in the future.

You should address your proposals or nominations to the Corporate Secretary, Starwood Hotels & Resorts Worldwide, Inc., 1111 Westchester Avenue, White Plains, New York 10604.

By Order of the Board of Directors
STARWOOD HOTELS & RESORTS
WORLDWIDE, INC.

Kenneth S. Siegel
Corporate Secretary

April   , 2007

APPENDIX A

STARWOOD HOTELS & RESORTS WORLDWIDE, INC.

FORM OF AMENDMENT AND RESTATED CHARTER

STARWOOD HOTELS & RESORTS WORLDWIDE, INC.

ARTICLES OF AMENDMENT AND RESTATEMENT

ARTICLE I:  Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation (the “Corporation”), desires to amend and restate its charter as currently in effect and as hereinafter amended.

ARTICLE II:  The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

FIRST:  The name of the corporation (“Corporation”) is: Starwood Hotels & Resorts Worldwide, Inc.

SECOND:  The purposes for which the Corporation is formed are as follows:

(a) To lease hotels, to acquire hotels, to manage hotels and other real property, either directly or by entering into management contracts, to perform services relating to real estate and to engage in other activities involving hotels and other real estate.

(b) To engage in any lawful act or activity for which corporations may be organized under, and to have and exercise any and all powers or privileges now or hereafter conferred by, the Maryland General Corporation Law or any Act amendatory thereof or supplemental thereto or in substitution therefor.

THIRD:  The post office address of the principal office of the Corporation in Maryland is:

The Corporation Trust Incorporated
               300 East Lombard Street
               Baltimore, Maryland 21202

FOURTH:  The name and post office address of the resident agent of the Corporation in Maryland is:

The Corporation Trust Incorporated
               300 East Lombard Street
               Baltimore, Maryland 21202

The resident agent is a Maryland corporation.

FIFTH:  (a) The total number of shares of stock which the Corporation has authority to issue is one billion two hundred million (1,200,000,000) shares, consisting of (a) one billion (1,000,000,000) shares of common stock with a par value of $0.01 per share (the “Common Stock”) and (b) two hundred million (200,000,000) shares of preferred stock with a par value of $0.01 per share (the “Preferred Stock”), of which 1,000,000 shares have been classified as Series A Preferred Stock (as defined below). The preferred stock may be issued in such series and with such preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption, if any, as may be fixed by the Board of Directors. The aggregate par value of all shares of stock which the Corporation has authority to issue is twelve million Dollars ($12,000,000). The Board of Directors may authorize the issuance from time to time of shares of stock of the Corporation of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its stock of any class or series, whether now or hereafter authorized, for such consideration (whether in cash, property, past or future services, obligation for future payment or otherwise) as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the charter or the Bylaws.

(b) Series A Junior Participating Preferred Stock of the Corporation.  1,000,000 shares of Preferred Stock are classified and designated as shares of Series A Junior Participating Preferred Stock of the Corporation, par value $.01 per share (the “Series A Preferred Stock”), with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption as follows:

1. Designation and Amount.  The shares of such series shall be designated as “Series A Junior Participating Preferred Stock” and the number of shares constituting such series shall be 1,000,000. Such number of shares may be increased or decreased by resolution of the Board of Directors and filing of articles supplementary in accordance with the Maryland General Corporation Law (the ‘‘MGCL”) stating that such increase or decrease has been so authorized; provided, however, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares of Series A Preferred Stock then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon conversion of any outstanding securities issued by the Corporation convertible into shares of Series A Preferred Stock.

2. Dividends and Distributions.  (A) Subject to the prior and superior rights of the holders of any shares of any series of preferred stock ranking prior and superior to the shares of Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock shall be entitled to receive, when, as and if authorized by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first business day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $.01 or (b) subject to the provisions for adjustment hereinafter set forth, 1000 times the aggregate per share amount of all cash dividends, and 1000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time after March 15, 1999 (the “Rights Declaration Date”) (x) declare any dividend on Common Stock payable in shares of Common Stock, (y) subdivide the outstanding Common Stock or (z) combine the outstanding Common Stock into a smaller number of shares, then in each case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the next preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided, however, that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior to and superior to the shares of Series A Preferred Stock with respect to dividends, a dividend of $.01 per share on the Series A Preferred Stock shall nevertheless by payable on such subsequent Quarterly Dividend Payment Date.

(C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 60 days prior to the date fixed for the payment thereof.

3. Voting Rights.  The holders of shares of Series A Preferred Stock shall have the following voting rights:

(A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 1000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare and pay any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) Except as otherwise provided herein, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock shall vote collectively as one class on all matters submitted to a vote of stockholders of the Corporation.

(C) (i) If at any time dividends on any Series A Preferred Stock shall be in arrears in an amount equal to six quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (herein called a “default period”) which shall extend until such time when all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of Series A Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, all holders of Preferred Stock (including holders of the Series A Preferred Stock) with dividends in arrears in an amount equal to six quarterly dividends thereon, voting as a class, irrespective of series, shall have the right to elect two Directors.

(ii) During any default period, such voting right of the holders of Series A Preferred Stock may be exercised initially at a special meeting called pursuant to subparagraph (iii) of this Section 3(C) or at any annual meeting of stockholders, and thereafter at annual meetings of stockholders, provided that such voting right shall not be exercised unless the holders of 10% in number of shares of Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of Preferred Stock of such voting rights. At any meeting at which the holders of Preferred Stock shall exercise such voting rights initially during an existing default period, they shall have the right, voting as a class, to elect Directors to fill such vacancies, if any, in the Board of Directors as may then exist up to two Directors or, if such right is exercised at an annual meeting, to elect two Directors. If the number which may be so elected at any special meeting does not amount to the required number, the holders of the Preferred Stock shall have the right to make such increase in the number of Directors as shall be necessary to permit the election by them of the required number. After the holders of the Preferred Stock shall have exercised their right to elect Directors in any default period and during the continuance of such period, the number of Directors shall not be increased or decreased except by vote of the holders of Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series A Preferred Stock.

(iii) Unless the holders of Preferred Stock shall, during an existing default period, have previously exercised their right to elect Directors, the Board of Directors may order, or any stockholder or stockholders owning in the aggregate not less than 10% of the total number of shares of Preferred Stock outstanding, irrespective of series, may request, the calling of a special meeting of the holders of Preferred Stock, which meeting shall thereupon be called by the Chairman of the Board, the Chief

Executive Officer, the President, a Vice President or the Secretary of the Corporation. Notice of such meeting and of any annual meeting at which holders of Preferred Stock are entitled to vote pursuant to this paragraph (C)(iii) shall be given to each holder of record of Preferred Stock by mailing a copy of such notice to him or her at his or her last address as the same appears on the books of the Corporation. Such meeting shall be called for a time not earlier than 10 days and not later than 50 days after such order or request, or in default of the calling of such meeting within 50 days after such order or request, such meeting may be called on similar notice by any stockholder or stockholders owning in the aggregate not less than 10% of the total number of shares of Preferred Stock outstanding. Notwithstanding the provisions of this paragraph (C)(iii), no such special meeting shall be called during the period within 50 days immediately preceding the date fixed for the next annual meeting of the stockholders.

(iv) In any default period, the holders of Common Stock, and, if applicable, other classes of stock of the Corporation, shall continue to be entitled to elect the whole number of Directors until the holders of Preferred Stock shall have exercised their right, voting as a class, to elect two Directors, after the exercise of which right (x) the Directors so elected by the holders of Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period and (y) any vacancy in the Board of Directors may (except as provided in paragraph (C)(ii) of this Section 3) be filled by vote of a majority of the remaining Directors theretofore elected by the holders of the class of stock that elected the Director whose office shall have become vacant. References in this paragraph (C) to Directors elected by the holders of a particular class of stock shall include Directors appointed by such Directors to fill vacancies as provided in clause (y) of the foregoing sentence.

(v) Immediately upon the expiration of a default period, (x) the right of the holders of Preferred Stock as a class to elect Directors shall cease, (y) the term of any Directors elected by the holders of Preferred Stock as a class shall terminate and (z) the number of Directors shall be such number as may be provided for in this charter or Bylaws irrespective of any increase made pursuant to the provisions of paragraph (C)(ii) of this Section 3 (such number being subject, however, to change thereafter in any manner provided by law or in this charter or Bylaws). Any vacancies in the Board of Directors effected by the provisions of clauses (y) and (z) in the preceding sentence may be filled by a majority of the remaining Directors.

(D) Except as set forth herein, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action (including any merger or any issuance of Preferred Stock senior in right of payment or otherwise to the Series A Preferred Stock).

4. Certain Restrictions.  (A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

(ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

(iv) purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

5. Reacquired Shares.  Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

6. Liquidation, Dissolution or Winding Up.  (A) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation (a “Liquidation Event”), no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received the sum (the “Series A Liquidation Preference”) of (a) $1000 per share plus (b) an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment. Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the sum of (X) $1000 per share plus (Y) an amount equal to accrued and unpaid dividends and distributions on the Series A Preferred Stock, whether or not declared, to the date of payment of the Series A Liquidation Preference by (ii) 1000 (as appropriately adjusted as set forth in subparagraph (C) below to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (ii), the “Adjustment Number”). Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Preferred Stock and Common Stock, respectively, and the payment of liquidation preferences of all other shares of stock which rank prior to or on a parity with Series A Preferred Stock, holders of Series A Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Preferred Stock and Common Stock, on a per share basis, respectively. In determining whether a distribution (other than upon the occurrence of a Liquidation Event), by dividend, redemption or other acquisition of shares of stock of the Corporation or otherwise, is permitted under Maryland law, amounts that would be needed, if the Corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of the holders of the Series A Preferred Stock whose preferential rights upon dissolution are senior to those receiving the distribution shall not be added to the Corporation’s total liabilities.

(B) In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, which rank on a parity with the Series A Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

(C) In the event the Corporation shall at any time after the Rights Declaration Date (i) declare and pay any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

7. Consolidation, Merger, etc.  In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, that would be held or receivable upon the consummation of such consolidation, merger, combination or other transaction by a holder of a share of Common Stock. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare and pay any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

8. No Redemption.  The shares of Series A Preferred Stock shall not be redeemable.

9. Ranking.  The Series A Preferred Stock shall rank junior to all other series of the Corporation’s Preferred Stock as to the payment of dividends and the distribution of assets, whether or not upon the dissolution, liquidation or winding up of the Corporation, unless the terms of any such series shall provide otherwise.

10. Amendment.  The charter shall not be amended in any manner that would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock, as set forth herein, so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting separately as a class.

11. Fractional Shares.  Series A Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock.

SIXTH:  (a) The Corporation shall have ten Directors, which number may be changed from time to time in such manner as the Bylaws of the Corporation shall provide. At each annual meeting of stockholders beginning at the annual meeting of stockholders in 2005, all Directors shall be elected and hold office for a term of one year. Directors may be re-elected any number of times. Each Director shall hold office until the election and qualification of his or her successor.

(b) Except as otherwise required by law, unless the Board of Directors otherwise determines, newly created Directorships resulting from any increase in the authorized number of Directors or any vacancies on the Board of Directors resulting from any cause shall be filled only by a majority vote of the Directors then in office, though less than a quorum, and Directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been elected expires and until such Director’s successor shall have been duly elected and qualified. No decrease in the numbers of authorized Directors constituting the entire Board of Directors shall shorten the term of any incumbent Director.

(c) The names of the Directors of the Corporation who shall serve until the next annual meeting of stockholders and until their successors are duly elected and qualified are as follows:

Adam Aron
Charlene Barshefsky
Jean-Marc Chapus
Bruce W. Duncan
Lizanne Galbreath
Eric Hippeau
Stephen R. Quazzo
Thomas O. Ryder
Daniel W. Yih
Kneeland C. Youngblood

SEVENTH:  Notwithstanding the provisions of the SIXTH Article or any limitations on removal of Directors, the stockholders of the Corporation may remove any director, but only for cause, and only by the affirmative vote of two-thirds (2/3) of all the votes entitled to be cast for the election of Directors.

EIGHTH:  No holder of capital stock of the Corporation shall be entitled as a matter of right to subscribe for, purchase or receive any part of any new or additional issue of capital stock of any class or any options or warrants for such stock or any rights to subscribe to or purchase such stock or securities convertible into or exchangeable for such stock whether now or hereafter authorized or whether issued for money, for a consideration other than money, or for no consideration.

NINTH:  Upon surrender to the Corporation or to any transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, the Corporation, or its transfer agent, shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon the Corporation’s books.

TENTH:  The Corporation shall indemnify (A) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law and (B) other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation’s Bylaws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such Bylaws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

ELEVENTH:  The provisions for the regulation of the internal affairs of the Corporation are to be stated in the Bylaws of the Corporation, as the same may be amended from time to time.

TWELFTH:  Any amendments to the Charter of the Corporation shall be approved by the stockholders of the Corporation by the affirmative vote of a majority of all the votes entitled to be cast on the matter.

THIRTEENTH:  The Corporation shall not consummate a consolidation, merger, exchange or sale, lease, exchange or other transfer of all or substantially all of its assets, the stockholder approval of which is required by applicable law, unless such transaction is approved by the stockholders of the Corporation by the affirmative vote of a majority of all the votes entitled to be cast on the matter.

FOURTEENTH:  To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted from time to time, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages. No amendment to the Charter of the Corporation or repeal of any of its provisions shall limit or eliminate the effect of this FOURTEENTH Article with respect to any act or omission which occurs prior to such amendment or repeal.

FIFTEENTH:  In order to enable the Corporation and any Subsidiary (as hereinafter defined) to secure and maintain in good standing all licenses, franchises and other regulatory approvals issued by Gaming Authorities (as hereinafter defined) which are necessary for the lawful operation of gaming and related businesses now or hereafter engaged in by the Corporation or any Subsidiary within or without the United States of America, which licenses, franchises or other regulatory approvals are conditioned upon some or all of the holders of the Corporation’s stock possessing prescribed qualifications (the “Gaming Licenses”), and in order to insure that the business of the Corporation and its Subsidiaries will be carried on in compliance with the laws and regulations governing the conduct of gaming and related businesses (the “Gaming Laws”), the following provisions are made and shall apply for so long as the Corporation is subject to Gaming Laws:

(a) Securities (as hereinafter defined) of the Corporation shall be subject to redemption by the Corporation, pursuant to Section 78.196 of the Nevada Revised Statutes or any other applicable provision of law, to the extent necessary to prevent the loss or to secure the reinstatement of any Gaming License held by the Corporation or any Subsidiary.

(b) Securities of the Corporation shall be held subject to the condition that if a holder thereof is found by a Gaming Authority to be disqualified or unsuitable pursuant to any Gaming Law (a “Disqualified Holder”), such holder shall dispose of all of the Corporation’s Securities held by such holder within the 120 day period (the “Disposition Period”) commencing on the date (the “Notice Date”) upon which the Corporation shall have received notice from a Gaming Authority of such holder’s disqualification or unsuitability (the “Disqualification Notice”). Promptly following its receipt of a Disqualification Notice, the Corporation shall cause such Disqualification Notice to be delivered to the Disqualified Holder named therein by personal delivery, by mailing it to the address shown on the Corporation’s books and records or through the use of any other reasonable means. Failure of the Corporation to provide such Disqualification Notice to a Disqualified Holder after making reasonable efforts to do so shall not preclude the Corporation from exercising its rights.

(c) If any Disqualified Holder fails to dispose of the Corporation’s Securities within the Disposition Period, the Corporation may redeem such Securities at the lowest closing sale price of such Securities on any trading day during the Disposition Period.

(d) Commencing on the Notice Date, it shall be unlawful for a Disqualified Holder to:

(1) receive payments of dividends or interest upon any Securities of the Corporation held by such Disqualified Holder,

(2) exercise, directly or indirectly, any right conferred by the Corporation’s Securities upon the holders thereof, or

(3) receive any remuneration in any form, for services rendered or otherwise, from the Subsidiary of the Corporation that holds a Gaming License.

(e) The Board of Directors shall have the power to determine, on the basis of information known to the Board after reasonable inquiry, all questions arising under this Article FIFTEENTH including, without limitation, (1) whether a person is a Disqualified Holder, (2) whether a Disqualified Holder has disposed of Securities pursuant to Paragraph (b) of this Article FIFTEENTH and (3) the amount of Securities held directly or indirectly by any person. Any such determination shall be binding and conclusive on all such persons.

(f) The Corporation shall be entitled to injunctive relief in any court of competent jurisdiction to enforce the provisions of this Article FIFTEENTH, and each holder of Securities of the Corporation will be deemed to have acknowledged by acquiring or retaining Securities of the Corporation that failure to comply with this Article FIFTEENTH will expose the Corporation to irreparable injury for which there is not adequate remedy at law and that the Corporation is entitled to injunctive relief to enforce the provisions of this Article FIFTEENTH.

(g) A Disqualified Holder shall indemnify the Corporation and its Subsidiaries for any and all direct or indirect costs (including attorney’s fees) incurred by the Corporation as a result of such holder’s continuing ownership of or failure to divest the Securities.

(h) The following definitions shall apply with respect to this Article FIFTEENTH:

(1) The term “Gaming Authorities” includes all governmental authorities within or without the United States of America which issue or grant any license, franchise or regulatory approval necessary or appropriate for the lawful operation of gaming and related businesses.

(2) The term “Securities” means any instrument evidencing a direct or indirect beneficial ownership or creditor interest in the Corporation, including but not limited to, Common Stock, Preferred Stock, bonds, mortgages, debentures, security agreements, notes, warrants, options and rights.

(3) The term “Subsidiary” means (A) a corporation, more than 50% of the outstanding voting securities of which the Corporation or a Subsidiary of the Corporation owns or has the power to vote; (B) a firm, association, partnership, limited liability company, trust or other form of business organization, not a natural person, of which the Corporation or a Subsidiary of the Corporation owns or has the power to vote a majority interest; or, (C) a firm, association, partnership, limited liability company, trust or other form of business organization deemed or treated as a controlled affiliate pursuant to the Gaming Laws of the applicable jurisdiction.

ARTICLE III:  The amendment to and restatement of the charter as hereinabove set forth have been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

ARTICLE IV:  The current address of the principal office of the Corporation is as set forth in Article Third of the foregoing amendment and restatement of the charter.

ARTICLE V:  The name and address of the Corporation’s current resident agent is as set forth in Article Fourth of the foregoing amendment and restatement of the charter.

ARTICLE VI:  The number of directors of the Corporation and the names of those currently in office are as set forth in Article Sixth of the foregoing amendment and restatement of the charter.

ARTICLE VII:  The total number of shares of stock which the Corporation had authority to issue immediately prior to this amendment and restatement was one billion three hundred and fifty million (1,350,000,000) shares, consisting of (a) one billion (1,000,000,000) shares of common stock with a par value of $0.01 per share, (b) two hundred million (200,000,000) shares of preferred stock with a par value of $0.01 per share, (c) fifty million (50,000,000) shares of excess common stock with a par value of $0.01 per share, and (d) one hundred million (100,000,000) shares of excess preferred stock with a par value of $0.01 per share. The aggregate par value of all shares of stock having par value was $13,500,000.

ARTICLE VIII:  The total number of shares of stock which the Corporation has authority to issue pursuant to the foregoing amendment and restatement of the charter is one billion and two hundred million (1,200,000,000) shares, consisting of (a) one billion (1,000,000,000) shares of common stock with a par value of $0.01 per share, and (b) two hundred million (200,000,000) shares of preferred stock with a par value of $0.01 per share. The aggregate par value of all authorized shares of stock having par value is $12,000,000.

ARTICLE IX:  The undersigned officer acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned officer acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its Executive Vice President, General Counsel and Secretary and attested to by its Assistant Secretary on this   day of May, 2007.

ATTEST:	STARWOOD HOTEL & RESORTS WORLDWIDE, INC.

By: _ _	By: _ _	(SEAL)

APPENDIX B

STARWOOD HOTELS & RESORTS WORLDWIDE, INC.

CHARTER OF THE AUDIT COMMITTEE
OF
THE BOARD OF DIRECTORS

Starwood Hotels & Resorts Worldwide, Inc. (the “Company”) has determined that it is of the utmost importance that the Company maintain financial reporting practices that are consistent with the highest professional standards and in full compliance with applicable regulatory requirements. The Board of Directors of the Corporation (the “Board”) believe that an effective Audit Committee is one means to meet this objective. Accordingly, in order to define clearly the responsibilities and duties of the Audit Committee, the Board has unanimously adopted this Charter (this “Charter”) which sets forth the purposes, composition and governing policies and procedures for the Audit Committee.

The Board recognizes, however, that neither the Audit Committee nor this Charter is a guaranty of the accuracy or quality of the consolidated financial statements or accounting practices of the Company, and nothing herein is intended to expand applicable standards of liability under the law for directors of the Company. The Board also recognizes that meeting the responsibilities of an Audit Committee in a dynamic business environment requires a degree of flexibility based on thoughtful deliberation. Accordingly, the purposes and procedures outlined in this Charter are meant to serve as guidelines rather than inflexible rules, and the Audit Committee is encouraged to adopt such additional procedures and standards as it deems necessary from time to time to fulfill its responsibilities.

Purpose

The Audit Committee shall serve as an independent and objective party to assist the Board in fulfilling its oversight responsibilities by:

•	Monitoring the quality and integrity of the Company’s consolidated financial statements;

•	Monitoring the Company’s compliance with legal and regulatory requirements;

•	Assessing the independent accountant’s (the “Independent Accountant”) qualifications and independence;

•	Reviewing and appraising the performance of the Company’s internal audit function (“Global Compliance”) and that of the Independent Accountant.

•	Establishing and monitoring, including evaluating the effectiveness of, the Company’s systems of internal controls over financial reporting, accounting, legal compliance and ethics established by the Board and/or management;

•	Reviewing the Company’s auditing, accounting and financial recording and reporting processes;

•	Reviewing the financial reports and other financial information provided by the Company to the United States Securities and Exchange Commission (the “SEC”); and

•	Providing an open avenue of communication among the Independent Accountant, financial and senior management, Global Compliance and the Board.

In general, the Audit Committee shall perform such activities as are consistent with this Charter, the Company’s By-Laws, governing law and the rules of any national securities exchange on which the Company’s securities are listed, as the Audit Committee or the Board deems necessary or appropriate.

Composition and Qualifications

The Audit Committee shall be comprised of not less than three directors as determined by the full Board. Each member of the Audit Committee shall meet the independence requirements of the New York Stock Exchange (the “NYSE”) and the Securities Exchange Act of 1934, as amended, and the rules thereunder (the “Exchange Act”). All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices. At least one member of the Audit Committee shall have accounting or related financial management expertise as required by the NYSE and at least one member (which may be the same member) shall be an “audit committee financial expert” under the requirements of the Exchange Act. Determinations as to whether a particular director satisfies the requirements for membership shall be made by the full Board.

In recognition of the time demands placed on members of the Audit Committee, each member should realistically assess his or her other responsibilities and commitment to determine whether he or she will be able to devote sufficient attention to the responsibilities of membership on the Audit Committee. No member of the Committee may serve on audit committees of more than three public companies, including the Company, unless the Board (i) determines that such simultaneous service would not impair the ability of such member to effectively serve on the Audit Committee of the Company and (ii) discloses such determination in the annual proxy statement.

The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board (after considering any recommendations of the Nominating and Governance Committees of the Board) and shall serve on the Audit Committee until the next annual organizational meeting or until their successors shall be duly elected and qualified. Unless a Chairman is elected by the Board, the members of the Audit Committee may designate a Chairman by majority vote of the full Audit Committee membership. A majority of the members of the Committee shall constitute a quorum for a meeting and the affirmative vote of a majority of members present at a meeting at which a quorum is present shall constitute the action of the Committee. The Committee shall otherwise establish its own rules of procedure.

Meetings

The Audit Committee shall meet at least quarterly, and more frequently as circumstances dictate. In addition, the Audit Committee should meet at least annually, and more frequently as circumstances dictate, with (i) the Company’s senior management, (ii) Global Compliance and (iii) the Independent Accountant in separate executive sessions to discuss any matters that the Audit Committee or any of these groups determine should be discussed in private.

Minutes shall be taken at each meeting of the Audit Committee by the Secretary of the Company or another person designated by the Audit Committee and included in the permanent minute books of the Company.

Responsibilities and Duties

As a means of assisting the Board in its oversight responsibilities, the Audit Committee shall have the following responsibilities and duties:

Documents/Reports Review

1. Review and discuss with management and the Independent Accountant prior to public dissemination, the Company’s annual audited consolidated financial statements, previously unreleased financial information contained in any current report and quarterly consolidated financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”. Also, the Committee shall discuss the results of quarterly reviews and annual audits, as applicable, and any other matters required to be communicated to the Committee by the Independent Accountant under the standards of the Public Company Accounting Oversight Board (PCAOB) (United States).

2. Review and discuss with management and the Independent Accountant prior to public dissemination the Company’s earnings press releases, as well as financial information and earnings guidance provided to analysts. The Committee’s discussion in this regard may be general in nature (i.e., discussion of the types of information to be disclosed and the type of presentation to be made). Subject to the foregoing, the members of the Audit Committee are not responsible for the specifics of any projections, forecasts or forward looking statements relating to the Company’s future performance.

Internal Control

1. Review and discuss with management, the internal auditors and the Independent Accountant:

(a) management’s process for assessing the effectiveness of internal control over financial reporting under Sections 302 and 404 of the Sarbanes-Oxley Act;

(b) management’s conclusion of the effectiveness and adequacy of the Company’s internal control over financial reporting and disclosure controls and procedures (including computerized information system disclosure controls and security to the extent required by Section 404 of the Sarbanes-Oxley Act), including (i) management’s quarterly certification of the Company’s disclosure controls and procedures and any reports of material weaknesses in internal control over financial reporting and actions taken to remedy any such weaknesses, (ii) management’s annual assessment of the Company’s internal control over financial reporting, (iii) the Independent Accountant’s annual attestation report regarding management’s annual assessment of the Company’s internal control over financial reporting, and (iv) whether the Company’s internal control over financial reporting and disclosure controls and procedures are designed to provide reasonable assurance that transactions entered into by the Company are properly authorized, assets are safeguarded from unauthorized or improper use, and transactions by the Company are properly recorded and reported;

(c) any significant deficiencies in the design or operation of the Company’s internal control over financial reporting and disclosure controls and procedures that could adversely affect the Company’s ability to record, process, summarize and report financial data, including the characterization of deficiencies in internal control over financial reporting and any differences between management’s assessment of the deficiencies and the Independent Accountants;

(d) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting and disclosure controls and procedures; and

(e) related findings and recommendations of management.

2. The Committee shall discuss with management, the internal auditors, and the Independent Accountant any (1) changes in internal control over financial reporting that have materially affected or are reasonably likely to materially affect the Company’s internal control over financial reporting that are required to be disclosed and (2) any other changes in internal control over financial reporting that were considered for disclosure in the Company’s periodic filings with the SEC.

Independent Accountant

1. Sole authority to retain and terminate the Independent Accountant and approve all audit engagement fees and terms. In this regard, the Committee shall determine the appropriate funding needed by the Committee for payment of: (1) compensation to the Independent Accountant engaged for the purpose of preparing or issuing audit reports or performing other audit, review, or attest services for the Company; (2) compensation to any advisors engaged by the Committee; and (3) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

2. Inform each registered public accounting firm performing audit work for the Company that such firm shall report directly to the Committee.

3. Approve in advance any audit or non-audit engagement or relationship between the Company and the Independent Accountant, provided that, such firm shall not be retained for any “prohibited non-auditing services.”

The following shall be “prohibited non-auditing services”: (i) bookkeeping or other services related to the accounting records or consolidated financial statements of the audit client; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, providing fairness opinions or preparing contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; (ix) development of opinions on “black box” type tax structures and (x) any other service that the Public Company Accounting Oversight Board prohibits through regulation.

Notwithstanding the foregoing, pre-approval is not necessary for minor non-audit services if (i) the aggregate amount of all such non-audit services provided to the Company constitutes not more than five percent of the total amount of revenues paid by the Company to its auditor during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Company at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee who are members of the Board to whom authority to grant such approvals has been delegated by the Committee. The Committee may delegate to one or more of their members the authority to approve in advance all audit or non-audit services to be provided by the Independent Accountant so long as it is presented to the full Committee at a later time.

4. Review, at least annually, the qualifications, performance and independence of the Independent Accountant. In conducting its review and evaluation, the Committee should:

(a) Obtain and review a report by the Company’s Independent Accountant describing: (i) the Independent Accountant’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the Independent Accountant, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by such accountant, and any steps taken to deal with any such issues; and (iii) the Independent Accountant’s independence and all relationships between the Independent Accountant and the Company;

After reviewing the foregoing report and the Independent Accountant’s work throughout the year, the Committee shall evaluate the auditors’ qualifications, performance and independence. Such evaluation should include the review and evaluation of the lead audit partner and take into account the opinions of management and Global Compliance.

(b) Ensure the rotation of the lead audit partner at least every five years, and consider whether there should be regular rotation of the audit firm itself.

5. The Committee shall discuss with Global Compliance and the Independent Accountant the overall scope and plans for their respective audits, including the adequacy of staffing and budget or compensation.

Financial Reporting

1. In consultation with the Independent Accountant, management and the internal auditors, review the integrity of the Company’s financial reporting processes, both internal and external. In that connection, the Committee should obtain and discuss with management and the Independent Accountant reports from management and the Independent Accountant regarding: (i) the matters required to be discussed with the Independent Accountant by Statement of Auditing Standards No. 61, including the auditor’s responsibility under generally accepted auditing standards, the significant accounting policies used by the Company, including the quality, not just the acceptability of the policies, accounting estimates used by the Company, including any significant changes in the Company’s selection or application of accounting policies and the process used by management in formulating them, any consultation with other accountants and any major issues discussed with management prior to its retention; (ii) the matters required to be discussed with the Independent Accountant by Statement of Auditing Standards No. 90, including whether Company accounting principles as applied are conservative, moderate, or aggressive from the perspective of income, asset, and liability recognition, and whether or not those principles reflect common or minority practices; (iii) discussions with management and the Independent Accountant regarding significant financial reporting issues and judgments made in connection with the preparation of the financial statements and the reasonableness of those judgments, including analyses of the effects of alternative GAAP methods on the financial statements and the ramifications of the use of alternative disclosures and treatments; (iv) the matters required to be discussed with the Independent Accountant by Statement of Auditing Standards No. 100, including the review of the interim financial information of the Company and any material modifications that need to be made to the interim financial information for it to conform with GAAP; (v) the clarity of the disclosures in the financial statements; and (vi) any other material written communications between the Independent Accountant and the Company’s management.

2. Review periodically the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the consolidated financial statements of the Company.

3. Review with the Independent Accountant (i) any audit problems or other difficulties encountered by the auditor in the course of the audit process, including any restrictions on the scope of the Independent Accountant’s activities or on access to requested information and management’s responses to such matters, (ii) any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise), (iii) communications with the audit firm’s national office regarding a negative change in the risk assessment of the Company and (iv) any “management” or “internal control” letter issued, or proposed to be issued, by the Independent Accountant to the Company.

4. Inquire as to the Independent Accountant’s view of the accounting treatment related to significant transactions or other significant matters or events not in the ordinary course of business.

5. Consider and, if appropriate, recommend to the full Board any significant changes to the Company’s auditing and accounting principles and practices suggested by management, Global Compliance and/or the Independent Accountant.

Process Improvement

1. Establish regular and separate systems of reporting to the Audit Committee by each of management, Global Compliance and the Independent Accountant regarding significant judgments made in management’s preparation of the consolidated financial statements and the view of each as to the appropriateness of such judgments.

2. Following completion of the annual audit, review separately with each of management, Global Compliance and the Independent Accountant any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

3. Review any significant disagreement among management, Global Compliance and the Independent Accountant in connection with the preparation of the Company’s consolidated financial statements.

4. Review with management, Global Compliance and the Independent Accountant the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

5. In connection with filing the Company’s 10-Qs and 10-Ks and the certifications required under Sarbanes-Oxley Act of 2002 (“Sarbanes Certifications”), receive information from management relating to (i) any significant deficiencies in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information, (ii) any material weaknesses in internal controls that they have identified for the Company’s Independent Accountant, (iii) any disclosure to the Audit Committee and the Independent Accountant concerning any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting and (iv) the evaluation, as of the end of the period covered by the 10-Q or 10-K, as applicable, of the effectiveness of the Company’s disclosure controls and procedures and the conclusions of such evaluation.

Legal Compliance / General

1. Review periodically, with the Company’s General Counsel pending and threatened litigation or governmental actions or proceedings, legal compliance matters, including corporate securities trading policies and any other legal matter that could have a significant impact on the Company’s consolidated financial statements.

2. Discuss with management, Global Compliance and the Independent Accountant the Company’s guidelines and policies with respect to risk assessment and risk management. The Committee should discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s overall anti-fraud programs and controls.

3. Set clear hiring policies for employees or former employees of the Independent Accountant that meet the SEC regulations and stock exchange listing standards. At a minimum, these policies should provide that any registered public accounting firm may not provide audit services to the Company if the CEO, Controller, CFO or any person serving in an equivalent capacity for the Company was employed by the registered public accounting firm and participated in the audit of the Company within three years of the initiation of the current audit.

4. Establish procedures for: (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

5. Review and recommend the appointment, reassignment, replacement, or dismissal of the CFO, Controller and the head of Global Compliance.

6. The Committee shall review the Company’s compliance and ethics programs, including consideration of legal and regulatory requirements, and shall review with management its periodic evaluation of the effectiveness of such programs. The Committee shall review the Company’s code of conduct and programs that management has established to monitor compliance with such code. The Committee shall receive any corporate attorneys’ reports of evidence of a material violation of securities laws or breaches of fiduciary duty by the Company.

Reports

1. Prepare all reports of the Audit Committee required to be included in the Company’s proxy statement, pursuant to and in accordance with applicable rules and regulations of the SEC.

2. Cause to be prepared annually, the written affirmation required by the NYSE concerning the adequacy of this Charter and the independence, financial literacy and financial management expertise of the Committee’s members.

3. Report regularly to the full Board:

(i) with respect to any issues that arise with respect to the quality or integrity of the Company’s consolidated financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s Independent Accountant or the performance of Global Compliance; and

(ii) with respect to such other matters as are relevant to the Committee’s discharge of its responsibilities.

The Committee shall provide such recommendations, as the Committee may deem appropriate. The report to the Board may take the form of an oral report by the Chairman or any other member of the Committee designated by the Committee to make such report.

4. In carrying out its duties and responsibilities under this Charter, the Committee may, as it deems appropriate, retain and obtain advice from outside legal, accounting and other advisors.

Other

1. Review the Company’s computerized information system controls and security.

2. Perform any functions required to be performed by it or otherwise appropriate under applicable law, rules or regulations, the Company’s by-laws and the resolutions or other directives of the Board, including review of any certification required to be reviewed in accordance with applicable law or regulations of the SEC or the NYSE.

3. Review, at least semi-annually, a summary of the regular internal reports to management prepared by Global Compliance and management’s response, if any.

Annual Performance Evaluation

The Committee shall perform a review and evaluation, at least annually, of the performance of the Committee and its members, including a review of the compliance of the Committee with this Charter. The Committee also shall discuss with the Independent Accountant, its observations related to the effectiveness of the Committee. In addition, the Committee shall review and reassess, at least annually, the adequacy of this Charter and recommend to the Board any improvements to this Charter that the Committee consider necessary or valuable. The Committee shall conduct such evaluations and reviews in such manner as they deem appropriate.

Adopted December 18, 2006

Directions To The Phoenician
6000 East Camelback Road
Scottsdale, Arizona 85251

From East

•	Take Interstate 10 to 44th Street North to Camelback Road.

•	Turn right onto Camelback Road and travel 2 miles to Phoenician Blvd. (also called Jokake Road).

•	Turn left onto the property.

From North

•	Take Interstate 17 to Camelback Road and

•	travel east 12 miles to Phoenician Blvd. (also called Jokake Road).

•	Turn left onto the property.

From West

•	Take I-10 to Express 202.

•	Then take the 44th Street Exit.

•	Turn left onto 44th Street and continue to Camelback Road.

•	Turn right and continue for 2 miles to Phoenician Blvd. (also called Jokake Road).

•	Turn left onto the property.

From Phoenix Sky Harbor International Airport

•	Exit Airport or take 44th Street North.

•	Travel 6 miles to Camelback Road and turn right (east).

•	Travel for 2 miles to Phoenician Blvd. (also called Jokake Road).

•	Approximately a 25 minute drive.